Exhibit 32.3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Annual Report of Arcturus Therapeutics Holdings Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2019 (the “Report”), I, Keith C. Kummerfeld, Vice President of Finance and Corporate Controller of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2020	By:	/s/ Keith C. Kummerfeld
Keith C. Kummerfeld
Vice President of Finance and Corporate Controller (principal accounting officer)